EXHIBIT 10.6

                           QUIT CLAIM DEED AND RELEASE

                         U.S.A. SUNRISE BEVERAGES, INC.,
                           a South Dakota corporation,

                                       and

                                OMAR BARRIENTOS,
                                 a married man,

grantors, of Lawrence County, State of South Dakota, for and in consideration of One Dollar ($1.00) and other good and valuable consideration, conveys and quit claims to

                       DAKOTA MINING & CONSTRUCTION, INC.

                           a South Dakota corporation,

grantee, of P.O. Box 100, Spearfish, South Dakota 57783, all interest, including after-acquired title, in the following described real estate in the County of Lawrence in the State of South Dakota:

         Tract A-1, being the N1/2 of Tract A of Reebe Ranch Estates located in the NW 1/4 of Section 28, T7N R1E, Lawrence County, South Dakota, according to Plat Document #94-5871.


GRANTORS FURTHER UNCONDITIONALLY RELEASE GRANTEE AND WILLIAM H. TRENT FROM ANY AND ALL LIABILITIES AS A RESULT OF THE TRANSACTIONS BETWEEN THE PARTIES.

                  Dated this 18th day of August, 1998.

                                    U.S.A. SUNRISE BEVERAGES, INC.

                                    By:     /s/ Omar Barrientos
                                            Omar Barrientos
                                            Its President

                                            /s/ Omar Barrientos

STATE OF SOUTH DAKOTA
                                SS:
COUNTY OF LAWRENCE

                  On this the 18th day of August, 1998, before me, the undersigned officer, personally appeared Omar Barrientos, who acknowledged himself to be the president of U.S.A. Sunrise Beverages Inc., a corporation, and that he, as such president, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as president.

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                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            Cindy Herman
                                            Notary Public

STATE OF SOUTH DAKOTA
                                ss.
COUNTY OF LAWRENCE

                  On this, the 18th day of August, 1998, before me, the undersigned officer personally appeared Omar Barrientos, known to me or satisfactorily proven to be the person subscribed to in the within instrument and acknowledged that he executed the same for the purposes therein contained and as his own free act and deed.

                  IN WITNESS WHEREOF, I hereunto set my hand and official Seal.

                                                     Cindy Herman
                                                     Notary Public

This document was prepared by:
      Harlan A. Schmidt
      Attorney at Law
      P.O. Box 1048
      Spearfish, South Dakota 57783
      605-642-2622

I hereby acknowledge receipt of delivery in good order to my satisfaction, or property buildings and contents as described on a certain contract for deed and its exhibits between Dakota Mining and Construction, Inc., and U.S.A. Sunrise Beverages, Inc., dated February 1st, 1995 incorporated by reference herein, together with keys of access to buildings and offices from Omar Barrientos, President of U.S.A. Sunrise Beverages, Inc.

Signed on this date August 18, 1998

By:                                            By:

Dakota Mining & Construction, Inc.             U.S.A.   Sunrise Beverages, Inc.

William H. Trent                               Omar Barrientos
President                                      President

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